UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 08, 2023

CIPHER MINING INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39625	85-1614529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue Floor 54 Suite C
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (332) 262-2300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2023, Cipher Mining Inc. (the “Company”) announced its results for the third quarter ended September 30, 2023. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”).

Item 7.01 Regulation FD Disclosure.

Earnings Release

On November 8, 2023, the Company posted a presentation to its website at https://investors.ciphermining.com (the “Presentation”). A copy of the Presentation is furnished as Exhibit 99.2 to this Report. The Company expects to use the Presentation, in whole or in part, and possibly with modifications, in connection with the earnings call with investors, analysts and others.

The information contained in the Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Presentation speaks only as of the date of this Report. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit. By furnishing the information contained in the Presentation, the Company makes no admission as to the materiality of any information in the Presentation that is required to be disclosed solely by reason of Regulation FD.

Miner Purchase

On October 4, 2023, the Company entered into an agreement with Bitmain Technologies Delaware Limited to purchase 1.2 EH/s worth of HASH Super Computing Servers (Antminer S21-200.0T model), for a total commitment of $24.0 million to be paid in cash and coupons, or $16.8 million in cash after applying coupons (the “Bitmain Agreement”). The Company expects the miners purchased under this agreement to be shipped in batches between January and June 2024. The Company expects to make periodic payments in accordance with the payment schedule under the Bitmain Agreement, with the final payment expected to occur one year after the delivery of the last batch of miners. Pursuant to the Bitmain Agreement, the Company is responsible for all logistics costs related to transportation, packaging for transportation and insurance related to the delivery of the miners.

Black Pearl Purchase

On November 6, 2023, the Company and its wholly-owned subsidiary, Cipher Black Pearl LLC, entered into a Purchase and Sale Agreement (the “PSA”) with Trinity Mining Group, Inc. (“Trinity”) to purchase a data center lease (the “Lease”) related to certain tracts or parcels of land containing at least 50 acres of land located in Winkler County, Texas (the “Leased Property”) and certain other agreements (the “Assumed Agreements”) providing for the construction of a new data center the Company expects to build and call “Black Pearl” or the “Black Pearl Facility”. The Lease has an initial term of ten years, and the Company has four consecutive options to renew for periods of ten years each. In addition to the Lease and the Assumed Agreements, the purchased assets under the PSA include certain books, records, reports, studies and governmental approvals related to the Leased Property, and an approval from the Electric Reliability Council of Texas (“ERCOT”) conditionally approving up to 300 MW of energy consumption at the interconnection point of the Leased Property (the “Purchased Assets”).

The consideration for the Purchased Assets will be $7.0 million (the “Purchase Price”). The Purchase Price will be paid by delivery of a number of whole shares of the Company’s common stock. The amount of the Company’s stock to be delivered under the PSA will be calculated by dividing the Purchase Price by the volume weighted average price of the Company’s common stock traded on the Nasdaq Global Select Market for the thirty (30) trading days immediately preceding the signing of the Purchase and Sale Agreement, determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

The shares of the Company’s common stock to be issued to Trinity will be issued pursuant to the Company's shelf registration statement on Form S-3, which was declared effective on October 6, 2022 (the “Registration Statement”), including all information, documents and exhibits filed with or incorporated by reference into the Registration Statement, providing for the offering, issuance and sale by the Company from time to time of up to $500.0 million in aggregate of the Company’s common stock, preferred stock, warrants and units. The Company’s obligations to consummate the transactions contemplated by the PSA are subject to the satisfaction of certain conditions precedent. To the extent those conditions are satisfied, or waived by the Company, the Company expects the closing date to occur before the end of December 2023. If the closing date occurs before the end of December 2023, the Company expects to deliver to Oncor Electric Delivery Company LLC (“Oncor”) up to $6.3 million as collateral that Oncor will be obligated to return to the Company, provided that the Company energizes at least 135MW at the Black Pearl Facility by May 15, 2026.

The information in Items 2.02 and 7.01 of this Report (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits related to Item 2.02 and Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description
99.1	Press Release of the Company, dated November 8, 2023
99.2	Presentation of the Company, dated November 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Mining Inc.

Date:	November 8, 2023	By:	/s/ Tyler Page
Tyler Page Chief Executive Officer